Exhibit 99.1

  Network Appliance Announces Results for Fourth Quarter and Fiscal Year 2007

               Q4 Revenues $801.2 Million, up 34% Year over Year;

          Fiscal Year 2007 Revenues $2.8 Billion, up 36% Year over Year

     SUNNYVALE, Calif.--(BUSINESS WIRE)--May 23, 2007--Network Appliance, Inc. (NASDAQ:NTAP), the leader in advanced networked storage solutions, today reported results for the fourth quarter and fiscal year 2007. Revenues for the fourth fiscal quarter were $801.2 million, an increase of 34% compared to revenues of $598.0 million for the same period a year ago and an increase of 10% compared to $729.3 million in the prior quarter.

     For the fourth fiscal quarter, GAAP net income increased 51% to $89.6 million, or $0.23 per share(1) compared to GAAP net income of $59.2 million, or $0.15 per share for the same period in the prior year. Non-GAAP(2) net income for the fourth fiscal quarter increased 28% to $114.2 million, or $0.30 per share, compared to non-GAAP net income of $89.3 million, or $0.23 per share for the same period a year ago.

     Revenues for fiscal year 2007 totaled $2.8 billion, an increase of 36% compared to revenues of $2.07 billion for fiscal year 2006.

     For fiscal year 2007, GAAP net income increased 12% to $297.7 million, or $0.77 per share, compared to GAAP net income of $266.5 million, or $0.69 per share for fiscal year 2006. Non-GAAP net income for fiscal year 2007 increased 37% to $430.7 million, or $1.11 per share, compared to non-GAAP net income of $315.3 million, or $0.81 per share for fiscal year 2006.

     "Network Appliance had a great finish to a great year. With 36% annual growth, NetApp clearly provides to customers the best value in the industry," said Dan Warmenhoven, chief executive officer. "And while we weren't immune from the March macroeconomic spending slowdown, our competitive differentiation and business fundamentals have never been stronger."

     Outlook

     -- Network Appliance expects sequential revenue for the first quarter of fiscal year 2008 to decline by 6% to 7%, which translates to about 20% to 21% growth year over year.

     -- Including the implementation of SFAS123R and with current information and assumptions, the company estimates that the first quarter of fiscal year 2008 GAAP earnings per share will be approximately $0.14 to $0.15 per share. Network Appliance expects first quarter non-GAAP earnings per share to be approximately $0.24 to $0.25 per share.

     Quarterly Highlights

     During the fourth quarter of fiscal year 2007, NetApp broadened its Fibre Channel (FC) storage area network (SAN) portfolio and enhanced data management and data protection solutions with new products as well as broader and deeper partnerships. The company also continued to gain momentum in the SAN market while maintaining market leadership in both network-attached storage (NAS) and iSCSI.

     Continuing its extension into the data center, NetApp announced two new midrange platforms aimed at making enterprise data center management easier for customers. The NetApp(R) FAS3040 and NetApp V3040 series created additional market opportunities for NetApp as it broadened its enterprise lineup and added functionality for FC SAN environments.

     The NetApp FC SAN portfolio was further strengthened with the worldwide availability of new switches, including two new blades for the Brocade(R) 48000 Director, and the QLogic(R) SANbox(R) 9000 Core and SANbox 5600 Stackable Series of switches.

     NetApp expanded its enterprise-class software line with NetApp ReplicatorX(TM) and NetApp SnapManager(R) software for use with SAP(R) solutions. NetApp ReplicatorX (formerly Topio TDPS) provides continuous data replication and recovery across a range of locations and storage systems, including EMC, HDS, HP, IBM, and NetApp. NetApp SnapManager software for use with SAP enhances application availability and provides increased storage management flexibility in SAP environments.

     From a market perspective, according to IDC's Worldwide Quarterly Disk Storage Systems Tracker Q4 2006(3), NetApp continued to grow faster than the market in FC SAN in both revenue and capacity, year over year. The company grew FC SAN revenue at more than seven times the rate of both the market leader and the overall FC SAN market, and grew FC SAN capacity at more than four times the rate of the overall market.

     In addition to FC SAN, NetApp continued to demonstrate leadership in the NAS and iSCSI storage markets, maintaining the number-one market share position in capacity shipped for NAS (38.9%) and in iSCSI for both capacity and revenue.

     NetApp also continued to show significant gains in storage software, growing six times faster than the overall storage software market from 2005 to 2006, according to IDC's Worldwide Quarterly Storage Software Tracker Q4 2006(4).

     NetApp leadership in innovation remained strong with the news that it has been positioned by Gartner, Inc., in the "Visionaries" quadrant in the Gartner Magic Quadrant for Storage Resource Management (SRM) and SAN Management Software, 2007(5).

     On the partner front, NetApp unveiled several new solution enhancements and partner offerings with Brocade, Cisco, Fujitsu, Onaro, RSA, SAP, Symantec, and VMware to address a variety of data concerns, including data management, data protection, and data replication.

     In corporate news, NetApp topped the "Most Admired Company" list in the computer peripherals industry in FORTUNE Magazine's 2007 "America's Most Admired Companies" rankings.

     NetApp StoreVault(TM) S500 also received accolades in the fourth quarter as it was voted "Best Product of the Year" in Small Business Computing's 2007 Product Excellence Awards.

     Webcast and Conference Call Information

     -- The NetApp quarterly results conference call will be broadcast live via the Internet at http://investors.netapp.com on Wednesday, May 23, 2007, at 2:00 p.m. Pacific time. This press release and any other information related to the call will also be posted on the Website at that location.

     -- The conference call will also be available live in a listen-only format at (800) 901-5231 in the United States and (617) 786-2961 outside the United States. The pass code for both numbers is 67805785.

     -- A replay will be available for 72 hours following the completion of the live call by dialing (888) 286-8010 in the United States and (617) 801-6888 outside the United States, using replay code 37079987. The Webcast replay will be posted on our Website for at least one year.

     About Network Appliance

     Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that simplify data management. Information about Network Appliance(TM) solutions and services is available at www.netapp.com.

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the Outlook section relating to our forecasted operating results and metrics for the first quarter of fiscal 2008; statements regarding the anticipated benefits of our products, technologies, and services relative to the offerings of our competitors; and statements regarding anticipated benefits from partner offerings. These forward-looking statements involve risks and uncertainties, and actual results could vary. Important factors that could cause actual results to differ materially from those in the forward-looking statements include our ability to build non-deferred backlog to levels consistent with our past results and to increase our revenue over the next several quarters; general economic and industry conditions, including expenditure trends for storage-related products; risks associated with the anticipated growth in network storage and content delivery markets; our ability to deliver new product architectures and enterprise service offerings; competition risks, including our ability to design products and services that compete effectively from a price and performance perspective; risks with new product introductions; our reliance on a limited number of suppliers; our ability to accurately forecast demand for our products and successfully manage our relationships with our contract manufacturers; our ability to expand our direct sales operations and reseller distribution channels; our ability to develop, maintain, and strengthen our relationships and product offerings with strategic partners; risks associated with international operations; our ability to successfully acquire and integrate complementary businesses and technologies; foreign currency exchange rate fluctuations; and other important factors as described in Network Appliance, Inc. reports and documents filed from time to time with the Securities and Exchange Commission, including the factors described under the sections captioned "Risk Factors" in our most recently submitted 10-K and 10-Q. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

     (1) Earnings per share represents the diluted number of shares for all periods presented.

     (2) Non-GAAP results of operations exclude amortization of intangible assets, stock-based compensation expenses, other acquisition-related costs, in-process research and development, restructuring charges/recoveries, gain/loss on sale of assets and investments, certain other nonrecurring events, and the related effects on income taxes.

     (3) IDC's Worldwide Quarterly Disk Storage Systems Tracker, Q4 2006.

     (4) IDC's Worldwide Quarterly Storage Software Tracker, March 2007.

     (5) Gartner Inc., "Magic Quadrant for Storage Resource Management (SRM) and SAN Management Software, 2007."

     NetApp and SnapManager are registered trademarks and Network Appliance, ReplicatorX, and StoreVault are trademarks of Network Appliance, Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

     Network Appliance Usage of Non-GAAP Financials

     The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. These non-GAAP financial measures exclude amortization of intangible assets, in-process research and development, stock compensation, other acquisition-related cost, restructuring charges/recoveries, gain/loss on sales of assets and investments, certain other nonrecurring events, and the related effects on income taxes as well as certain discrete GAAP provisions for income tax matters recognized ratably for non-GAAP purposes. We have excluded these items in order to enhance investors' understanding of our ongoing operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

     These non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making, such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.


                       NETWORK APPLIANCE, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                             (Unaudited)

                                               April 30,   April 30,
                                                   2007        2006
                                               ----------- -----------

                    ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                  $  489,079  $  461,256
    Short-term investments                        819,702     861,636
    Accounts receivable, net                      591,324     415,295
    Inventories                                    54,880      64,452
    Prepaid expenses and other assets              56,765      43,536
    Short-term restricted cash and investments    118,312     138,539
    Deferred income taxes                         110,741      48,496
                                               ----------- -----------
        Total current assets                    2,240,803   2,033,210

PROPERTY AND EQUIPMENT, net                       603,523     513,193

GOODWILL                                          601,056     487,535
INTANGIBLE ASSETS, net                             83,009      75,051
LONG-TERM RESTRICTED CASH AND INVESTMENTS           3,639     108,371
OTHER ASSETS                                      126,448      43,605
                                               ----------- -----------
                                               $3,658,478  $3,260,965
                                               =========== ===========



     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Current portion of long-term debt          $   85,110  $  166,211
    Accounts payable                              144,112     101,278
    Income taxes payable                           53,371      51,577
    Accrued compensation and related benefits     177,327     129,636
    Other accrued liabilities                      97,017      69,073
    Deferred revenue                              630,610     399,388
                                               ----------- -----------
        Total current liabilities               1,187,547     917,163
                                               ----------- -----------

LONG-TERM DEBT                                          -     133,789
LONG-TERM DEFERRED REVENUE                        472,423     282,149
LONG-TERM OBLIGATIONS                               9,487       4,411
                                               ----------- -----------
                                                1,669,457   1,337,512
                                               ----------- -----------

STOCKHOLDERS' EQUITY                            1,989,021   1,923,453
                                               ----------- -----------
                                               $3,658,478  $3,260,965
                                               =========== ===========


                       NETWORK APPLIANCE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)


                             Quarter Ended           Year Ended
                         --------------------- -----------------------
                         April 30,  April 30,  April 30,   April 30,
                            2007       2006        2007        2006
                         ---------- ---------- ----------- -----------

REVENUES:
  Product                $ 588,121  $ 455,299  $2,085,898  $1,577,435
  Software subscriptions    99,206     67,632     341,258     239,139
  Service                  113,866     75,029     377,126     249,882
                         ---------- ---------- ----------- -----------
     Total revenues        801,193    597,960   2,804,282   2,066,456
                         ---------- ---------- ----------- -----------

COST OF REVENUES:
  Cost of product          230,491    184,444     815,928     616,576
  Cost of software
   subscriptions             2,752      2,138      10,210       8,370
  Cost of service           81,936     54,519     273,644     185,049
                         ---------- ---------- ----------- -----------
    Total cost of
     revenues              315,179    241,101   1,099,782     809,995
                         ---------- ---------- ----------- -----------
GROSS MARGIN               486,014    356,859   1,704,500   1,256,461
                         ---------- ---------- ----------- -----------

OPERATING EXPENSES:
  Sales and marketing      259,599    168,763     895,813     599,140
  Research and
   development             108,802     75,939     385,357     251,330
  General and
   administrative           42,164     24,807     147,501      92,817
  In process research
   and development               -          -           -       5,000
  Restructuring charges
   (recoveries)                  -        378         (74)       (117)
  Gain on sale of assets         -          -     (25,339)          -
                         ---------- ---------- ----------- -----------
     Total operating
      expenses             410,565    269,887   1,403,258     948,170
                         ---------- ---------- ----------- -----------

INCOME FROM OPERATIONS      75,449     86,972     301,242     308,291

OTHER INCOME (EXPENSES),
 net:
  Interest income           17,617     12,929      68,837      41,519
  Interest expense          (1,831)    (1,249)    (13,208)     (1,283)
  Other income
   (expense), net            1,204      1,158       4,395       1,644
  Net gain (loss) on
   investments                (422)         -      (1,538)        101

                         ---------- ---------- ----------- -----------
     Total other income,
      net                   16,568     12,838      58,486      41,981
                         ---------- ---------- ----------- -----------

INCOME BEFORE INCOME
 TAXES                      92,017     99,810     359,728     350,272

PROVISION FOR INCOME
 TAXES                       2,397     40,589      61,993      83,820
                         ---------- ---------- ----------- -----------

NET INCOME               $  89,620  $  59,221  $  297,735  $  266,452
                         ========== ========== =========== ===========

NET INCOME PER SHARE:
  BASIC                  $    0.24  $    0.16  $     0.80  $     0.72
                         ========== ========== =========== ===========

  DILUTED                $    0.23  $    0.15  $     0.77  $     0.69
                         ========== ========== =========== ===========

SHARES USED IN PER SHARE
 CALCULATION:
  BASIC                    369,002    374,035     371,204     371,061
                         ========== ========== =========== ===========

  DILUTED                  385,151    392,549     388,454     388,381
                         ========== ========== =========== ===========


                       NETWORK APPLIANCE, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                            (In thousands)
                             (Unaudited)

                           Quarter Ended            Year Ended
                       --------------------- -------------------------
                       April 30,  April 30,   April 30,    April 30,
                          2007       2006        2007         2006
                       ---------- ---------- ------------ ------------
Cash Flows from
 Operating Activities:
 Net income            $  89,620  $  59,221  $   297,735  $   266,452
 Adjustments to
  reconcile net income
  to net cash provided
  by operating
  activities:
   Depreciation           25,075     17,504       87,391       63,679
   In process research
    and development            -          -            -        5,000
   Amortization of
    intangible assets      6,490      4,807       21,460       16,136
   Amortization of
    patents                  496        495        1,982        1,982
   Stock-based
    compensation          38,354      3,851      163,033       13,293
   Net (gain) loss on
    investments              422          -        1,538         (101)
   Gain on sale of
    assets                     -          -      (25,339)           -
   Net loss on
    disposal of
    equipment                 87         63          773        1,381
   Allowance for
    doubtful accounts        742       (875)         928           46
   Deferred income
    taxes                (19,523)     1,531      (19,523)       1,545
   Deferred rent              54        368        1,033          669
   Excess tax benefit
    from stock-based
    compensation         (19,696)         -      (63,159)           -
   Changes in assets
    and liabilities:
    Accounts
     receivable         (152,234)   (46,663)    (175,231)    (116,816)
    Inventories            6,413     (7,850)       9,908      (46,247)
    Prepaid expenses
     and other assets     (5,385)    (6,374)      (6,366)     (12,964)
    Accounts payable      32,143      1,333       36,589       17,405
    Income taxes
     payable              18,557     33,063       50,126       72,669
    Accrued
     compensation and
     related benefits     26,742     15,361       43,612       28,353
    Other accrued
     liabilities           4,511      7,601       16,638        8,571
    Deferred revenue     157,879     88,492      421,328      233,229
                       ---------- ---------- ------------ ------------
     Net cash provided
      by operating
      activities         210,747    171,928      864,456      554,282
                       ---------- ---------- ------------ ------------
Cash Flows from
 Investing Activities:
 Purchases of
  investments           (692,159)  (578,857)  (2,630,350)  (1,029,412)
 Redemptions of
  investments            682,600    429,108    2,690,326      900,863
 Redemptions of
  restricted
  investments             64,645          -      127,881            -
 Increase (decrease)
  in restricted cash         (43)       319          290       (1,678)
 Proceeds from sale of
  assets                       -          -       23,914            -
 Purchases of property
  and equipment          (53,417)   (36,407)    (165,828)    (132,883)
 Proceeds from sales
  of investments           1,039          -        2,813          130
 Purchases of equity
  securities                (250)    (2,175)      (1,583)      (9,275)
 Purchase of business,
  net of cash acquired         -          -     (131,241)     (53,747)
                       ---------- ---------- ------------ ------------
     Net cash provided
      by (used in)
      investing
      activities           2,415   (188,012)     (83,778)    (326,002)
                       ---------- ---------- ------------ ------------
Cash Flows from
 Financing Activities:
  Proceeds from sale
   of common stock
   related to employee
   stock transactions     38,028     91,020      215,453      232,745
 Excess tax benefit
  from stock-based
  compensation            19,696          -       63,159            -
 Proceeds from debt            -    300,000            -      300,000
 Repayment of debt       (66,021)         -     (214,890)           -
 Tax withholding
  payments reimbursed
  by restricted stock       (580)      (268)      (5,272)      (1,062)
 Repurchases of common
  stock                 (200,000)   (98,761)    (805,708)    (488,908)
                       ---------- ---------- ------------ ------------
     Net cash (used in)
      provided by
      financing
      activities        (208,877)   291,991     (747,258)      42,775
                       ---------- ---------- ------------ ------------

Effect of Exchange
 Rate Changes on Cash     (5,422)    (2,776)      (5,597)      (3,341)

Net (Decrease) Increase
 in Cash and Cash
 Equivalents              (1,137)   273,131       27,823      267,714
Cash and Cash
 Equivalents:
 Beginning of period     490,216    188,125      461,256      193,542
                       ---------- ---------- ------------ ------------
 End of period         $ 489,079  $ 461,256  $   489,079  $   461,256
                       ========== ========== ============ ============


                       NETWORK APPLIANCE, INC.
                       SUPPLEMENTAL INFORMATION
                            (In thousands)
                             (Unaudited)


                                 QUARTER ENDED APRIL 30, 2007
                         ---------------------------------------------


                        Amortization of  Stock-based    Acquisition-
                          Intangible     Compensation      Related
                             Assets        Expenses     Retention Cost

Cost of product
 revenues               $        5,278  $       1,059               -
Cost of service
 revenues                            -          2,431               -
Sales and marketing
 expense                           974         16,955           1,162
Research and
 development expense                 -         12,157               -
General and
 administrative expense            238          5,752               -
Restructuring charges
 (recoveries)                        -              -               -
Gain on sale of assets               -              -               -
Net (gain) loss on
 investments                         -              -               -

                        --------------- -------------- ---------------
Effect on pre-tax
 income                 $        6,490  $      38,354  $        1,162


                         Restructuring Gain on   Net (Gain)
                            charges     Sale of    Loss on
                          (recoveries)   Assets   Investments  Total

Cost of product revenues            -         -            -  $ 6,337
Cost of service revenues            -         -            -    2,431
Sales and marketing
 expense                            -         -            -   19,091
Research and development
 expense                            -         -            -   12,157
General and
 administrative expense             -         -            -    5,990
Restructuring charges
 (recoveries)                       -         -            -        -
Gain on sale of assets              -         -            -        -
Net (gain) loss on
 investments                        -         -          422      422

                         ------------- --------- ------------ --------
Effect on pre-tax income            -         -  $       422  $46,428




                                   YEAR ENDED APRIL 30, 2007
                         ---------------------------------------------


                                                         Acquisition-
                         Amortization of  Stock-based      Related
                           Intangible     Compensation    Retention
                              Assets        Expenses         Cost

Cost of product revenues $       17,580  $       3,720              -
Cost of service revenues              -         10,088              -
Sales and marketing
 expense                          2,930         71,701          1,743
Research and development
 expense                              -         51,323              -
General and
 administrative expense             950         26,201              -
Restructuring charges
 (recoveries)                         -              -              -
Gain on sale of assets                -              -              -
Net (gain) loss on
 investments                          -              -              -

                         --------------- -------------- --------------
Effect on pre-tax income $       21,460  $     163,033  $       1,743

                        Restructuring Gain on   Net (Gain)
                           charges     Sale of    Loss on
                         (recoveries)   Assets   Investments   Total

Cost of product
 revenues                          -         -            -  $ 21,300
Cost of service
 revenues                          -         -            -    10,088
Sales and marketing
 expense                           -         -            -    76,374
Research and
 development expense               -         -            -    51,323
General and
 administrative expense            -         -            -    27,151
Restructuring charges
 (recoveries)                    (74)        -            -       (74)
Gain on sale of assets             -   (25,339)           -   (25,339)
Net (gain) loss on
 investments                       -         -        1,538     1,538

                        ------------- --------- ------------ ---------
Effect on pre-tax
 income                         ($74) ($25,339) $     1,538  $162,361


                       NETWORK APPLIANCE, INC.
                       SUPPLEMENTAL INFORMATION
                            (In thousands)
                             (Unaudited)


                                 QUARTER ENDED APRIL 30, 2006
                         ---------------------------------------------


                         Amortization of  Stock-based    In process
                           Intangible     Compensation   research and
                              Assets        Expenses      development

Cost of product revenues $        3,866              -              -
Cost of service revenues              -              -              -
Sales and marketing
 expense                            703          1,135              -
Research and development
 expense                              -          2,413              -
General and
 administrative expense             238            303              -
In process research and
 development                          -              -              -
Restructuring charges
 (recoveries)                         -              -              -
Net (gain) loss on
 investments                          -              -              -

                         --------------- -------------- --------------
Effect on pre-tax income $        4,807  $       3,851              -



                         Restructuring  Gain on   Net (Gain)    Total
                            charges     Sale of     Loss on
                          (recoveries)   Assets    Investments

Cost of product revenues            -          -            -  $3,866
Cost of service revenues            -          -            -       -
Sales and marketing
 expense                            -          -            -   1,838
Research and development
 expense                            -          -            -   2,413
General and
 administrative expense             -          -            -     541
In process research and
 development                        -          -            -       -
Restructuring charges
 (recoveries)                     378          -            -     378
Net (gain) loss on
 investments                        -          -            -       -

                         ------------- ---------- ------------ -------
Effect on pre-tax income $        378          -            -  $9,036




                                   YEAR ENDED APRIL 30, 2006
                         ---------------------------------------------


                          Amortization    Stock-based    In process
                           of Intangible  Compensation   research and
                              Assets        Expenses      development

Cost of product revenues  $      11,785              -              -
Cost of service revenues              -              -              -
Sales and marketing
 expense                          2,121          3,986              -
Research and development
 expense                              -          8,342              -
General and
 administrative expense           2,230            965              -
In process research and
 development                          -              -          5,000
Restructuring charges
 (recoveries)                         -              -              -
Net (gain) loss on
 investments                          -              -              -

                          -------------- -------------- --------------
Effect on pre-tax income  $      16,136  $      13,293  $       5,000

                         Restructuring Gain on   Net (Gain)    Total
                            charges     Sale of    Loss on
                          (recoveries)   Assets   Investments

Cost of product revenues            -         -            -  $11,785
Cost of service revenues            -         -            -        -
Sales and marketing
 expense                            -         -            -    6,107
Research and development
 expense                            -         -            -    8,342
General and
 administrative expense             -         -            -    3,195
In process research and
 development                        -         -            -    5,000
Restructuring charges
 (recoveries)                    (117)        -            -     (117)
Net (gain) loss on
 investments                        -         -         (101)    (101)

                         ------------- --------- ------------ --------
Effect on pre-tax income        ($117)        -        ($101) $34,211


                       NETWORK APPLIANCE, INC.
                 RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)

                                 Quarter Ended         Year Ended
                              -------------------- -------------------
                              April 30, April 30,  April 30, April 30,
                                 2007      2006       2007      2006
                              --------- ---------- --------- ---------

SUMMARY RECONCILIATION OF NET
 INCOME
-----------------------------
NET INCOME                    $ 89,620  $  59,221  $297,735  $266,452

Adjustments:
    Amortization of
     intangible assets           6,490      4,807    21,460    16,136
    Stock-based compensation
     expenses                   38,354      3,851   163,033    13,293
    Acquisition-related
     retention cost              1,162          -     1,743         -
    In process research and
     development                     -          -         -     5,000
    Restructuring charges
     (recoveries)                    -        378       (74)     (117)
    Gain on sale of assets           -          -   (25,339)        -
    Net (gain) loss on
     investments                   422          -     1,538      (101)
    Discrete GAAP tax
     provision items ratably
     for non-GAAP purposes      (3,024)    (1,358)   (2,767)   (5,157)
    Tax effect on sale of
     assets                     (2,012)         -     2,993         -
    Discrete GAAP tax
     provision items             1,924          -      (571)        -
    Non-recurring American
     Jobs Creation Act income
     tax expense                     -     22,482         -    22,482
    Income tax effect          (18,719)      (128)  (29,028)   (2,712)

                              --------- ---------- --------- ---------
NON-GAAP NET INCOME           $114,217  $  89,253  $430,723  $315,276
                              ========= ========== ========= =========



EARNINGS PER SHARE            $  0.233  $   0.151  $  0.766  $  0.686

Adjustments:
    Amortization of
     intangible assets           0.017      0.012     0.055     0.042
    Stock-based compensation
     expenses                    0.100      0.010     0.420     0.034
    Acquisition-related
     retention cost              0.003          -     0.004         -
    In process research and
     development                     -          -         -     0.013
    Restructuring charges
     (recoveries)                    -      0.001         -         -
    Gain on sale of assets           -          -    (0.065)        -
    Net (gain) loss on
     investments                 0.001          -     0.004         -
    Discrete GAAP tax
     provision items ratably
     for non-GAAP purposes      (0.008)    (0.003)   (0.007)   (0.013)
    Tax effect on sale of
     assets                     (0.005)         -     0.008         -
    Discrete GAAP tax
     provision items             0.005          -    (0.001)        -
    Non-recurring American
     Jobs Creation Act income
     tax expense                     -      0.057         -     0.058
    Income tax effect           (0.049)         -    (0.075)   (0.007)

                              --------- ---------- --------- ---------
NON-GAAP EARNINGS PER SHARE   $  0.297  $   0.228  $  1.109  $  0.813
                              ========= ========== ========= =========


                       NETWORK APPLIANCE, INC.
             RECONCILIATION OF NON GAAP GUIDANCE TO GAAP
                   EXPRESSED AS EARNINGS PER SHARE
                          FIRST QUARTER 2008
                             (Unaudited)



                                                      First Quarter
                                                          2008
                                                    ------------------

Non-GAAP Guidance                                       $0.24 - $0.25

Adjustments of Specific Items to Earnings Per Share for the First Quarter 2008:

   Amortization of intangible assets                            (0.01)
   Stock based compensation expense                             (0.10)
   Income tax effect                                             0.01
                                                    ------------------
Total Adjustments                                               (0.10)

GAAP Guidance - Earnings Per Share                      $0.14 - $0.15


     CONTACT: Network Appliance, Inc.
              Jodi Baumann, 408-822-3974 (Press)
              jodi@netapp.com
              Tara Dhillon, 408-822-6909 (Investor)
              tara@netapp.com
              Billie Fagenstrom, 408-822-6428 (Investor) billief@netapp.com